SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 1995



                          AMERICAN EXPRESS COMPANY
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             New York                   1-7657          13-4922250
   -------------------------------   --------------    ------------
     (State or other jurisdiction     (Commission      (IRS Employer
         of incorporation)            File Number)     Identification)


   American Express Tower, World Financial Center
   New York, New York                                         10285
   -----------------------------------------------         ---------
   (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number,                      (212) 640-2000
   including area code                                 --------------


   -----------------------------------------------------------------
    (Former name or former address, if changed since last report.)




==============================================================================

Item 5.  Other Events

        On October 23, 1995, American Express Company issued the following press release:

NEW YORK, October 23, 1995 -- American Express Company today reported third quarter net income of $416 million, up 13 percent from a year ago.

    On a per share basis, third quarter net income was $0.83, compared with $0.71 a year ago, an increase of 17 percent.

    Travel Related Services (TRS) reported record third quarter net income of $297 million, a 13 percent increase over net income of $264 million a year ago.

    Net revenues increased 14 percent reflecting an increase in worldwide billed business and higher business travel sales. The increase in billed business resulted from higher spending per Cardmember, due in part to increased merchant coverage and the benefits of rewards programs, as well as an increase in the number of Cards outstanding. Higher business travel sales resulted from acquisitions and growth.

    Operating expenses, which excludes interest and the provision for losses, increased 8 percent, reflecting business travel acquisitions and growth, as well as continuing investments in certain business initiatives. The charge card provision for losses increased, primarily related to higher loss rates in Latin America. The lending provision for losses was higher in part due to portfolio growth, since the company reserves for losses at the time receivables are recorded. Charge card interest expense increased, reflecting higher rates and increased volume.

    American Express Financial Advisors (AXP Advisors) reported record quarterly net income of $134 million, a 17 percent increase over net income of $114 million a year ago.

    Revenue and earnings growth benefited primarily from higher fee revenues due to an increase in managed assets, as well as an increase in life insurance in force. These increases were partially offset by the impact of lower investment margins.

    AXP Advisors reported higher sales of mutual funds, life and other insurance products, and investment certificates, while sales of annuities decreased from last year.

    American Express Bank (AEB) reported third quarter net income of $22 million, a 9 percent increase over net income of $20 million a year ago.

    Results reflect growth in foreign exchange revenue, as well as in commissions, fees and other revenues. These increases were offset primarily by lower net interest income due to lower spreads on the investment portfolio. Operating expenses decreased compared with a year ago.

    Corporate and Other reported third quarter net expenses of $37 million, compared with net expenses of $29 million a year ago.


                            *   *   *

American Express Company is a diversified travel and financial services company founded in 1850. It is a leader in charge and credit cards, Travelers Cheques, travel, financial planning, investment products, insurance and international banking.

                          AMERICAN EXPRESS COMPANY
                             FINANCIAL SUMMARY
                                (Unaudited)

 (dollars in millions, except per share amounts)

                                              Three Months Ended
                                                 September 30,
                                            -------------------- Percentage
                                               1995       1994    Inc/(Dec)
                                            ---------  --------- ----------
 Revenues by Industry Segment (A)
 --------------------------------
    Travel Related Services                   $2,972     $2,601      14.3%
    American Express Financial Advisors          934        822      13.5
    American Express Bank                        161        163      (1.0)
                                            ---------  ---------
                                               4,067      3,586      13.4

    Corporate and Other,
       including adjustments and
       eliminations                              (13)        18        -
                                            ---------  ---------

 CONSOLIDATED REVENUES (A)                    $4,054     $3,604      12.5
                                            =========  =========

 Pretax Income from continuing operations
  by Industry Segment
 ----------------------------------------
      Travel Related Services                   $408       $364      12.1%
      American Express Financial Advisors        197        168      17.1
      American Express Bank                       33         31       8.8
                                            ---------  ---------
                                                 638        563      13.4
      Corporate and Other                        (67)       (65)     (2.8)
                                            ---------  ---------

 PRETAX INCOME                                  $571       $498      14.8
                                            =========  =========


 Income from continuing operations
  by Industry Segment
 ---------------------------------
      Travel Related Services                   $297       $264      12.5%
      American Express Financial Advisors        134        114      17.0
      American Express Bank                       22         20       9.5
                                            ---------  ---------
                                                 453        398      13.6
      Corporate and Other                        (37)       (29)    (21.5)
                                            ---------  ---------

 Income from continuing operations               416        369      13.0
 Discontinued operations
     (net of income taxes) (B)                    -          -         -
                                            ---------  ---------
 NET INCOME                                     $416       $369      13.0
                                            =========  =========

 Earnings per common share:
    Continuing operations                      $0.83      $0.71      16.9
    Discontinued operations                       -          -         -
                                            ---------  ---------
 NET INCOME PER COMMON SHARE                   $0.83      $0.71      16.9
                                            =========  =========
 Cash dividends declared per common
    share (C)                                 $0.225     $0.225
                                            =========  =========
 Average shares outstanding (000's)          496,516    512,579
                                            =========  =========


 (A) Revenues are reported net of interest expense,  where applicable.

 (B) On May 31, 1994, the Company completed a tax free spin-off of Lehman Brothers (LB) through a special dividend to shareholders. Accordingly, LB results are reported as Discontinued Operations, which represents American Express' share of LB's results after preferred dividends to Nippon Life Insurance Company.

 (C) 1994 cash dividends declared have been adjusted to reflect the LB spin-off.

 Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.

                              FINANCIAL SUMMARY
                                (Unaudited)

 (dollars in millions, except per share amounts)

                                               Nine Months Ended
                                                 September 30,
                                            -------------------- Percentage
                                              1995       1994     Inc/(Dec)
                                            ---------  --------- ----------

 Revenues by Industry Segment (A)
 --------------------------------
    Travel Related Services                   $8,615     $7,463      15.4%
    American Express Financial Advisors        2,718      2,450      10.9
    American Express Bank                        484        493      (1.7)
                                            ---------  ---------
                                              11,817     10,406      13.6

    Corporate and Other,
       including adjustments and
       eliminations                              (25)        74        -
                                            ---------  ---------

 CONSOLIDATED REVENUES (A)                   $11,792    $10,480      12.5
                                            =========  =========

 Pretax Income from continuing operations
  by Industry Segment
 ----------------------------------------
      Travel Related Services                 $1,208     $1,055      14.5%
      American Express Financial Advisors        553        465      18.8
      American Express Bank                       83         94     (12.0)
                                            ---------  ---------
                                               1,844      1,614      14.2
      Corporate and Other                       (203)      (198)     (1.9)
                                            ---------  ---------

 PRETAX INCOME                                $1,641     $1,416      15.9
                                            =========  =========

 Income from continuing operations
  by Industry Segment
 ---------------------------------
      Travel Related Services                   $859       $762      12.7%
      American Express Financial Advisors        370        314      17.7
      American Express Bank                       57         64     (11.3)
                                            ---------  ---------
                                               1,286      1,140      12.8

      Corporate and Other                       (107)       (95)    (11.7)
                                            ---------  ---------
 Income from continuing operations             1,179      1,045      12.9
 Discontinued operations
    (net of income taxes) (B)                     -          33        -
                                            ---------  ---------
 NET INCOME                                   $1,179     $1,078       9.4
                                            =========  =========

 Earnings per common share:
    Continuing operations                      $2.34      $2.02      15.8
    Discontinued operations                       -        0.07        -
                                            ---------  ---------
 NET INCOME PER COMMON SHARE                   $2.34      $2.09      12.0
                                            =========  =========
 Cash dividends declared per common
    share (C)                                 $0.675     $0.675
                                            =========  =========
 Average shares outstanding (000's)          499,430    510,672
                                            =========  =========


 (A) Revenues are reported net of interest expense,  where applicable.

 (B) On May 31, 1994, the Company completed a tax free spin-off of Lehman Brothers (LB) through a special dividend to shareholders. Accordingly, LB results are reported as Discontinued Operations, which represents American Express' share of LB's results after preferred dividends to Nippon Life Insurance Company.

 (C) 1994 cash dividends declared have been adjusted to reflect the LB spin-off.

 Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.

 (Preliminary)
                           Travel Related Services
                             Statement of Income
                                (Unaudited)

 (Amounts in millions, except percentages)

                                            Three Months Ended
                                              September 30,
                                         ----------------------- Percentage
                                             1995         1994     Inc/(Dec)
                                         ----------  ----------- -----------
 Net Revenues:
      Discount Revenue                      $1,116         $996      12.0%
      Net Card Fees                            439          435       0.8
      Travel Commissions and Fees              316          233      35.4
      Interest and Dividends                   261          206      26.9
      Other Revenues                           570          494      15.5
                                         ----------  -----------
                                             2,702        2,364      14.3
                                         ----------  -----------
      Lending:
        Finance Charge Revenue                 396          317      25.1
        Interest Expense                       126           80      57.6
                                         ----------  -----------
            Net Finance Charge Revenue         270          237      14.2
                                         ----------  -----------
                    Total Net Revenues       2,972        2,601      14.3
                                         -----------  -----------
 Expenses:
      Marketing and Promotion                  252          274      (7.9)
      Provision for Losses and Claims:
           Charge Card                         207          153      35.6
           Lending                             132           81      62.8
           Other                               137          131       3.9
                                         ----------   ----------
                     Total                     476          365      30.3
                                         ----------   ----------
      Interest Expense:
           Charge Card                         169          132      28.5
           Other Interest Expense              114           76      49.0
                                         ----------   ----------
                     Total                     283          208      36.0
      Net Discount Expense *                   101           93       9.3
      Human Resources                          700          651       7.5
      Other Operating Expenses                 752          646      16.3
                                         ----------   ----------
                     Total Expenses          2,564        2,237      14.6
                                         ----------   ----------
 Pretax Income                                 408          364      12.1
 Income Tax Provision                          111          100      11.1
                                         ----------   ----------
 Net Income                                   $297         $264      12.5
                                         ==========   ==========

 * The impact of Net Discount Expense (related to TRS' securitized receivables) was to:

          Increase Net Card Fees                -            $9         -
          Decrease the Provision for Losses
             and Claims - Charge Card          $40           30      34.2
          Decrease Interest Expense -
             Charge Card                        41           29      42.7
          Increase Other Revenues               20           25     (19.4)
                                         ----------   ----------
     Total Net Discount Expense               $101          $93       9.3
                                         ==========   ==========


 Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.

 (Preliminary)
                       Travel Related Services (continued)
                        Selected Statistical Information
                                  (Unaudited)

 (Amounts in millions, except percentages and where indicated)

                                            Three Months Ended
                                              September 30,
                                         ----------------------- Percentage
                                           1995          1994     Inc/(Dec)
                                         ----------   ---------- -----------
 Total Cards in Force:
      United States                           25.9        24.7        5.0%
      Outside the United States               11.1        10.9        1.9
                                         ----------   ----------
            Total                             37.0        35.6        4.0
                                         ==========   ==========
 Basic Cards in Force:
      United States                           19.4        18.1        7.4
      Outside the United States                8.6         8.0        7.1
                                         ----------   ----------
            Total                             28.0        26.1        7.3
                                         ==========   ==========
 Card Billed Business (billions):
     United States                           $29.2       $25.2       15.9
     Outside the United States                11.6        10.3       12.8
                                         ----------   ----------
           Total                             $40.8       $35.5       15.0
                                         ==========   ==========

 U.S. Consumer Lending Loan
     Balances (billions)                      $9.0        $7.6       17.9
 Travelers Cheque Sales (billions)            $8.3        $8.4       (1.6)
 Average Travelers Cheques
     Outstanding (billions)                   $6.7        $5.9       13.0
 Travel Sales (billions)                      $3.7        $2.5       44.2
 Return on Average Equity                     24.6%       23.9%        -

(Preliminary)

                        American Express Financial Advisors
                                Statement of Income
                                   (Unaudited)

 (Amounts in millions, except percentages and where indicated)

                                            Three Months Ended
                                              September 30,
                                         ----------------------- Percentage
                                            1995         1994     Inc/(Dec)
                                         ----------   ---------- ----------
 Revenues:
       Investment Income                      $555        $498       11.5%
       Management and Distribution Fees        241         200       20.4
       Other Income                            138         124       10.3
                                         ----------   ----------
                       Total Revenues          934         822       13.5
                                         ----------   ----------
 Expenses:
     Provision for Losses and Benefits:
          Annuities                            293         256       14.4
          Insurance                             99          95        4.6
          Investment Certificates               55          30       84.6
                                         ----------   ----------
                       Total                   447         381       17.4
     Human Resources                           226         213        6.2
     Other Operating Expenses                   64          60        4.9
                                         ----------   ----------
          Total Expenses                       737         654       12.6
                                         ----------   ----------
 Pretax Income                                 197         168       17.1
 Income Tax Provision                           63          54       17.2
                                         ----------   ----------
 Net Income                                   $134        $114       17.0
                                         ==========   ==========

                                         Selected Statistical Information
                                         --------------------------------

 Life Insurance in Force (billions)          $57.6       $50.9       13.1
                                         ==========   ==========
 Assets Owned and/or Managed (billions):
   Assets managed for institutions           $32.3       $26.7       21.0
   Assets owned and managed for individuals
             Owned Assets                     46.2        39.2       17.8
             Managed Assets                   46.3        38.5       20.3
                                         ----------   ----------
                       Total                $124.8      $104.4       19.5
                                         ==========   ==========

 Sales of Selected Products:
       Mutual Funds                         $2,584      $2,021       27.8
       Annuities                              $699      $1,088      (35.8)
       Investment Certificates                $363        $324       11.8
       Life and Other Insurance Sales          $94         $78       19.8

 Fees From Financial Plans (thousands)      $9,798      $9,559        2.5
 Number of Financial Advisors                7,930       7,847        1.1
 Product Sales Generated from Financial
     Plans as a Percentage of Total Sales     65.3%       63.5%        -
 Return on Average Equity                     19.8%       18.7%        -

 Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.

 (Preliminary)

                             American Express Bank
                              Statement of Income
                                  (Unaudited)

 (Amounts in millions, except percentages and where indicated)

                                            Three Months Ended
                                               September 30,
                                         -----------------------  Percentage
                                            1995          1994     Inc/(Dec)
                                         -----------  ----------- ----------
 Net Revenues:
      Interest Income                         $221        $249      (11.2%)
      Interest Expense                         140         160      (12.3)
                                         ----------   ----------
           Net Interest Income                  81          89       (9.2)
      Commissions, Fees and Other
        Revenues                                59          57        4.0
      Foreign Exchange Income                   21          17       25.9
                                         ----------   ----------
           Total Net Revenues                  161         163       (1.0)
                                         ----------   ----------
 Provision for Credit Losses                     1           0         -
                                         ----------   ----------
 Expenses:
      Human Resources                           62          62       (1.7)
      Other Operating Expenses                  65          70       (6.2)
                                         ----------   ----------
           Total Expenses                      127         132       (4.1)
                                         ----------   ----------
 Pretax Income                                  33          31        8.8
 Income Tax Provision                           11          11        7.6
                                         ----------   ----------
 Net Income                                    $22         $20        9.5
                                         ==========   ==========


                         Selected Statistical Information
                         --------------------------------

 Return on Average Assets                     0.68%       0.54%        -
 Return on Average Common Equity             11.35%      10.68%        -
 Total Loans                                $5,383      $5,383         -
 Reserve for Credit Losses                    $115        $118       (2.5)
 Total Nonperforming Loans                     $32         $33       (3.8)
 Other Nonperforming Assets                    $43         $57      (24.8)
 Risk-Based Capital Ratios:
       Tier 1                                  8.7%        6.7%        -
       Total                                  13.9%       13.0%        -
 Leverage Ratio                                5.6%        4.2%        -

 Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         AMERICAN EXPRESS COMPANY


                         By:    /s/ Stephen P. Norman
                                ----------------------------
                         Name:  Stephen P. Norman
                         Title: Secretary



Dated:  October 24, 1995